EXHIBIT 99.2

MEMBERSHIP PURCHASE AGREEMENT

THIS UNIT PURCHASE AGREEMENT (the “Agreement”) is entered into this ______ day of December, 2011 by and among M. L. Dick Heimann (“Buyer”), and Lithia HPI, Inc. an Oregon corporation (the “Lithia”).

RECITALS

A. Lithia intends to organize an Oregon limited liability company, under the name of in DiMar V, LLC, (the “Company”), and will own of all of the issued and outstanding membership interests.

B. Lithia is engaged in the business of selling and servicing Volkswagen automobiles and related parts and accessories (“Company Business”) from the premises commonly referred to as 801 N. Riverside, Medford, Oregon (plus those parcels and improvements located at 705, 712, 717 N. Riverside and 712 Pine, all in Medford, Oregon) (collectively, the “Business Real Property”) pursuant to dealer sales and service agreements with Volkswagen of America, Inc. (“Manufacturer”)

C. Pursuant to the terms of the Acquisition Agreement between Buyer and Lithia Motors, Inc., Lithia agreed transfer to Company those dealership assets necessary to operate the Company Business as it is currently being operated (the “Dealership Assets”), and upon such transfer Buyer agreed acquire 80% of the issued and outstanding membership interests of the Company (the “Units”), and Lithia agreed to sell the Units to Buyer, for the consideration and upon the terms and conditions set forth in this Agreement.

D. Lithia Real Estate, Inc. (“LRE”) leases the Business Real Property and, Lithia subleases from LRE the Business Real Property and all improvements.

NOW, THEREFORE, IN CONSIDERATION OF the mutual promises set forth herein, the parties agree as follows:

1.      DEFINITIONS

In this Agreement, the following words shall have the indicated meanings:

“Acquisition Balance Sheet” shall mean the balance sheet prepared pursuant to Section 3 on the Closing Date.

“Adjusted Net Worth" means the excess of the value of the total assets over the total liabilities of Lithia to be transferred to Company on the Closing Date, determined in accordance with Section 3 as reflected in the Acquisition Balance Sheet.

“Closing” shall refer to the consummation of the transaction contemplated under this Agreement in accordance with its terms.

“Closing Date” shall refer to the actual date of Closing and shall be no later than March 31, 2012.

“New Vehicles” shall mean Volkswagen vehicles from the 2011 and 2012 model year, unregistered, not reported as sold to the factory, driven less than 1000 miles and meeting Oregon requirements to be sold as a new vehicle.

“Purchase Price” means an amount equal to the 80% of the Adjusted Net Worth as reflected on the Acquisition Balance Sheet.

“Used Vehicles” shall mean any vehicle that is not a New Vehicle.

2.      SALE AND PURCHASE OF UNITS

Subject to the terms and conditions set forth in this Agreement, on the Closing Date Lithia shall sell, transfer, convey, assign, and deliver to Buyer and Buyer shall purchase, acquire and accept from the Lithia, all of the right, title and interest in and to the Units, free and clear of all encumbrances, claims, liens or restrictions on transfer, except such restrictions as may be imposed by state or federal law upon the sale or transfer of unregistered securities.

3.      ADJUSTED NET WORTH

3.1  Acquisition Balance Sheet. Using the books and records of Lithia immediately preceding the transfer of the Dealership Assets to Company, Lithia will cause to be prepared an Acquisition Balance Sheet for the Company. The Acquisition Balance Sheet will be the basis for determining the Adjusted Net Worth of Company as of the Closing Date and the Purchase Price for the Units. The Acquisition Balance Sheet will be prepared in accordance with Lithia’s historical practices reflected in its books and records, with the understanding that certain assets will be valued and liabilities established as set forth herein.

3.2  Acquisition Balance Sheet Valuations

The Parties agree that the following values and methodologies shall be used to value certain assets and liabilities for in preparation of the Acquisition Balance Sheet.

3.2.1        New Vehicles. The value for each New Vehicle shall be equal to the factory invoice cost; less (i) the actual net cost for any and all accessories, parts, and equipment included in the invoice price that are missing from a vehicle; (ii) any factory hold-backs, factory rebates received or to be received by Seller, factory incentives received or to be received by Seller, carry-over model allowances, floor plan allowances, and finance cost allowances, and advertising allowances; and (iii) any other items that should reasonably be deducted in order to establish Seller’s actual “net/net” cost for each vehicle; plus the actual net cost for any and all accessories, parts and equipment (but excluding coatings and sealants), reasonably installed by Seller or third parties in the ordinary course of business. The value shall not include any other vehicle preparation charges, labor charges or other dealer charges of any kind.

3.2.2        Additional Deductions on New Vehicles. Buyer shall inspect the New Vehicle inventory and notify Lithia of any damaged New Vehicles. If the cost of repairing that damage is less than $1,000, that vehicle we be valued as a New Vehicle, subject to an additional reduction in the value of that vehicle by the actual net cost of repairing such damage. However, if the cost of repairing the damage exceeds $1,000, then that vehicle shall be valued as a Used Vehicle for purposes of determining the Adjusted Net Worth. If Buyer and Lithia are unable to agree upon the actual net cost of repairing the damage to a vehicle, then Buyer and Lithia shall select an independent, third party to determine the net repair cost. The independent determination shall be binding upon both Buyer and Lithia and paid equally by the parties.

3.2.3        Used Vehicles. The Used Vehicles shall be valued for an amount which is mutually agreed upon by Buyer and Lithia. Any Used Vehicle the value of which the parties cannot agree shall not be included in the calculation of the Adjusted Net Worth and will not be transferred to Company.

3.2.4        Parts and Accessories. The value for each item in inventory of new, current and undamaged parts and accessories shall be the net cost for that item as set forth in the most recent price book published by the supplier of that item. For purposes of this paragraph, a part or accessory shall be “obsolete” if (i) it is not returnable to the supplier from whom it was originally purchased, (ii) it is not listed in the supplier’s current price and parts books, or (iii) there has been no sales activity for a specific part or accessory for a period of 360 days prior to the Closing Date. The parties shall negotiate a mutually agreeable value of all obsolete parts and accessories. If the parties cannot agree on a value for a particular obsolete part or accessory, then such items and such item will not be transferred to the Company and included in the Adjusted Net Worth calculation.

3.2.5        Supplies. The value for all of the gas, oil, nuts, bolts, and other automotive supplies, as well as all office, advertising and cleaning supplies which are held for use in Company’s Business shall be the value of such items as reflected on the books of Lithia as of the Closing Date.

3.2.6        Fixed Assets. The value of any furniture, fixtures, equipment, and other fixed assets used in the Company Business shall be the depreciated book value as reflected on the books of the Lithia as of the Closing Date and the value of any such items transferred to the Company from Lithia Financial Corporation (“LFC”) as contemplated by this Acquisition Agreement will be the depreciated book value as reflected on the books of LFC at the time of such transfer.

3.2.7        Accounts Receivable and Contracts in Transit. No accounts receivable on the books of Lithia will be transferred to Company. Any contracts in transit transferred to Company will be valued in the amounts reflected on the books of Lithia as of the Closing Date.

3.2.8        Purchase Orders. The value of the Purchase Orders shall be equal to the balance of such deposits at the Closing Date.

3.2.9        Outstanding Work Orders. All outstanding work orders will be closed out prior to Closing and the amount included in the calculation of the Adjusted Net Worth.

3.2.10    Goodwill and Other Intangible Assets. For purposes of determining the Adjusted Net Worth, no value will be placed on the goodwill and other intangible assets associated with the Volkswagen dealership.

3.2.11    Pro-rates and Pre-paids. Any pre-paid expenses and applicable pro-rated items will be mutually agreed upon and the specific amounts for each such item determined at the time of Closing and adjusted post-Closing by the parties.

4.      PURCHASE PRICE

The Purchase Price for the Units shall be equal to 80% of the Adjusted Net Worth. The Purchase Price shall be paid to Lithia in cash or certified check on the Closing Date.

5.      CLOSING

5.1  Date, Time, and Place of Closing. Subject to the terms and conditions set forth in this Agreement, the Closing of the purchase and sale of the Units shall take place at the offices of Lithia Motors, Inc..

5.2  Documents to be Delivered at Closing by the Lithia. At Closing, Lithia will deliver or to Buyer the following instruments and other documents, in each case, in such form as Buyer may reasonably request:

5.2.1        Consents from all parties from whom consent is required authorizing Lithia to enter into the transactions contemplated by this Agreement;

5.2.2        Restated Operating Agreement in substantially the form attached as Exhibit A, executed by a duly authorized officer of Lithia, as a member of Company, reflecting the transfer of the Units to Buyer;

5.2.3        Confirmation of the transfer of the Dealership Assets to Company;

5.2.4        The books and records of the Company;

5.2.5        Delivery of the certificates required in Section 9.1;

5.2.6        Delivery of a Lease Assignment in substantially the form of Exhibit B executed by a duly authorized officer of LRE; and

5.2.7        Such other documents and instruments as Buyer may reasonably require to effectuate or evidence the transfer of all of the Units.

5.3  Documents to be Delivered at Closing by Buyer. At Closing, Buyer will execute and deliver to Lithia the following instruments:

5.3.1        Payment of the Purchase Price in the form and the amounts as provided by Section 4;

5.3.2        The certificate required in Section 10.1;

5.3.3        Delivery of a Lease Assignment in substantially the form of Exhibit B executed by the Company;

5.3.4        Delivery of an executed Restated Operating Agreement in substantially the form of Exhibit A; and

5.3.5        Such other documents and instruments as Buyer may reasonably require to effectuate or evidence the transfer of all of the Units.

6.      REPRESENTATIONS AND WARRANTIES OF LITHIA

Lithia represents and warrants to Buyer as follows:

6.1  Authorization. Lithia has the authority to execute and deliver this Agreement and to perform Lithia's obligations hereunder. This Agreement is a valid and legally binding obligation of Lithia, enforceable against the Lithia in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors, rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Lithia will have at Closing (i) good, absolute, and marketable title to the Units, free and clear of any liens, claims, encumbrances, or restrictions of any kind, and (ii) the complete and unrestricted right, power, and authority to sell, transfer, and assign the Units in accordance with this Agreement.

6.2  Incorporation and Good Standing. Lithia is, and the Company will be at Closing, duly organized, validly existing and in good standing under the applicable laws of the state Oregon and Company will all necessary power and authority to own, lease, and operate properties and assets and to conduct the Company Business as its is now being conducted. The Company will not have any subsidiaries or any direct or indirect equity interest in any corporation, partnership, or other entity.

6.3  Capitalization of Company. The authorized units of the Company will consist of 5,000 shares of Class A Units, 100 shares of which are outstanding (the “Outstanding Units”). The Outstanding Units will constitute all of the issued and outstanding membership interests of the Company, will be validly authorized and issued, fully paid and non-assessable. There are and will be on the Closing Date no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue any additional membership interests of any class or any other securities of any kind.

6.4  No Conflicts. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance with the terms and provisions hereof will violate, conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, the articles of incorporation or bylaws of the Lithia; any contract, agreement, mortgage, deed of trust, or other instrument or obligation to which Lithia is a party or by which it is bound; or violate any provision of any applicable law or regulation or of any order, decree, writ or injunction of any court or governmental body; or result in the creation or imposition of any lien, charge, restriction, security interest or encumbrance of any nature whatsoever on any property or asset of the Company or on the Units.

6.5  Consents. Except for approval from U.S. Bank and the Manufacturer, no consent from, or other approval of, any governmental entity or agency or any other person or entity is necessary in connection with the execution, delivery or performance of this Agreement by Lithia.

6.6  Real Property. Business Real Property is currently leased by LRE and subleased to Lithia. Subject to ordinary wear and tear, the Business Real Property is in good operating condition, including the electrical, plumbing, heating, ventilation, air conditioning and other utility systems and none require any repair. Lithia has not received any notices from any insurance company or governmental agencies of any defects or inadequacies in the Business Real Property. The zoning of the Business Real Property permits the presently existing improvements and the continuation of the business presently being conducted on such real property. The lease is in full force and effect and constitutes a legal, valid, and binding obligation of the parties thereto; and to the best knowledge of Lithia, neither party to the lease or sublease agreement are in material default thereof, and LRE and Lithia have performed their obligations under said lease in all material respects.

6.7  Tangible Personal Property. Schedule 6.7 sets forth a complete and accurate description of all equipment, furniture, fixtures, and other tangible personal property (except parts, accessories and supplies) (the “FF&E”) used to operate the Company’s Business as it is currently being operated.

6.8  Licenses and Permits. Lithia has all of the permits, licenses, franchises, certificates, and similar items and rights, (hereinafter collectively referred to as the “Licenses and Permits”), and necessary for the operation of the Company's Business as it is currently being operated and such Licenses and Permits are valid and in full force and effect, and Lithia is not aware of any basis for a grantor of any such Licenses or Permits that would prevent Company from obtain such Licenses and Permits. No additional permit, license, franchise, certificate, or similar item or right is required for the operation of Company business as it is currently being operated. Lithia makes no representation or warranty as to the assignability of any License and Permit.

6.9  Title to Properties; Encumbrances. Lithia has, and the Company will have at Closing, as applicable, good, absolute, and marketable title to (or, in the case of leased property, valid and subsisting leasehold interests in) all of the properties and assets included in the Acquisition Balance Sheet and transferred to Company at Closing.

6.10             Tax Matters. To the best knowledge of Lithia, there are not outstanding unpaid taxes for which the Company shall be responsible as of the Closing Date that are not reflected on the Acquisition Balance Sheet, and Lithia agrees to indemnify and hold harmless Buyer with respect to any tax liabilities, penalties and interest which arise from the operation of the Company Business prior to Closing or arise as a result of the transactions contemplated by this Agreement, which are not reflected in or exceed the amounts provided for in the Acquisition Balance Sheet.

6.11             Contracts And Agreements. Schedule 6.11 sets forth a complete and accurate description of all material contracts and agreements necessary to the operation of the Company Business as it is currently being operated. All such contracts and agreements are in full force and affect and neither the Lithia nor the other party are in breach of any of the provisions thereof. Except as set forth on Schedule 6.11, Lithia is not a party to any contract or agreement which materially or adversely affects or is likely to materially or adversely affect the transaction contemplated by this Agreement, or is necessary to operate the Company Business as it is currently being operated. Lithia makes no representation as to the assignability of any contract or agreement reflected on Schedule 6.11

6.12             Personnel. Schedule 6.12 sets forth a complete and accurate list of all current employees employed in the Company Business and their respective rates of compensation, including any salary, bonus or other payment arrangement made with any of them. All employees are employed in the Company Business through Lithia Motors Support Services, Inc., (“LMSS”) pursuant to a service agreement between Lithia and LMSS.

6.13             Full Disclosure. No representation or warranty by the Company or the Lithia in this Agreement or in any of the exhibits attached hereto, or other statement in writing or certificate furnished or to be furnished to Buyer by or on behalf of the Company or the Lithia in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein not misleading.

7.      REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Lithia as follows:

7.1  Authorization. Buyer is a resident of Oregon and has the authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement is a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

7.2  No Conflicts. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any breach or violation of or default under any agreement or other instrument to which Buyer is a party or by which he is bound.

7.3  Consent.

No consent from, or approval of, any governmental entity or agency or any other person or entity is necessary in connection with execution, delivery or performance of this Agreement other than consent form the manufacturer.

7.4  Investment Representations.

7.4.1        Buyer's Investigation. Buyer is intimately familiar with Lithia, its operations, the Company, the Company Business and its operations and financial condition; and has had the opportunity to conduct certain due diligence of the Company Business that Buyer deemed necessary to evaluate the proposed purchase of the Units. Buyer, either on his own or with the assistance of representatives and/or counselors of Buyer’s choosing, has made an independent assessment regarding the merits of the purchase of the Units, the value of the Units and the prospects of the Company's Business. Buyer is experienced in evaluating retail automotive enterprises and acknowledges that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the transactions contemplated by this Agreement. Buyer has received all of the information he has requested and has had an opportunity to ask questions and receive answers from Lithia regarding the Company Business and to obtain additional information necessary to make an informed business decision.

7.4.2        Units Have Not Been Registered. Buyer understands that the Units have not been registered under the Securities Act of 1933 as amended (the "Securities Act"), there is no plan or intent to register said Units, and acknowledges that as the controlling member of Company after the Closing Date Buyer will have complete control over whether the Units will ever be registered.

7.4.3        Resale of Units may be Limited. Buyer acknowledges and understands that the Units are subject to certain resale limitations and restrictions imposed by federal and state securities laws; that Buyer is familiar with such resale limitations and restrictions; that Buyer is acquiring the Units for Buyer’s own investment and are being acquired with the intent to hold said Units for an indefinite time period.

7.4.4        Certification of Units. Buyer understands that the Units and the respective membership interest in Company are not represented by certificates, but rather evidenced in the books and records of the Company and the transfer contemplated by this Agreement will be reflected in the Restated Operating Agreement and the Company books immediately following Closing.

8.      PRE-CLOSING COVENANTS

Buyer and Lithia agree that prior to the Closing Date:

8.1  Notices and Consents. Buyer and Lithia shall use their best efforts to obtain any required approvals or consents to this Agreement and the transactions contemplated by this Agreement from all (i) lenders, (ii) lessors, (iii) Manufacturer.

8.2  Conduct of Business by the Company Prior to the Closing Date. Lithia shall conduct the Company Business according to the ordinary and usual course of business reasonably consistent with past and current practices to maintain and preserve its assets, properties, business organization, and advantageous business relationships, and to retain the services of its officers, employees, agents, and independent contractors, and shall not allow engage in any practice, take any action, or enter into any transaction outside of the ordinary course of business or in violation of this Agreement. From the date of the execution of this Agreement to the date of Closing, neither Lithia nor the Company will commit to or make any obligation which binds the Company to an expense in excess of $20,000.00 without Buyer's prior consent.

8.3  Buyer's Examination. Lithia shall cause representatives of Buyer to have full access to and to examine, at all reasonable times, and in a manner so as not to interfere with the normal business operations, the books, records, properties, and assets relating to the Company Business and the Business Real Property.

8.4  Further Assurances. The Lithia shall from time to time, upon the request of Buyer, execute and deliver to Buyer such further instruments and take such other action as Buyer may reasonably request, in order to more effectively transfer, convey, assign, and deliver, or place Buyer in possession and control of the Units, or to enable Buyer to exercise and enjoy all rights and benefits with respect thereto.

8.5  Employee Benefits and Insurance. Parties acknowledge and understand that the employees are employed by and through LMSS and after the Closing Date, the parties anticipate Company with continue to lease said employees. At Closing, Company will enter into a Service Agreement with LMSS in substantially the form attached as Exhibit C.

8.6  Delivery of Schedules. Within 15 days after the date of this Agreement, Lithia shall deliver to Buyer a copy of all Schedules required of it under this Agreement. If Buyer is dissatisfied with the kind, quality and/or value of the items listed on the Schedules, any information disclosed in the Schedules or requires copies of any documents identified in the Schedules, Buyer will notify Lithia in writing within 15 days after receipt of Schedules. Absent such notification, Buyer shall be deemed to have accepted all information disclosed. Lack of notification, however, shall not serve as a waiver by Buyer of Lithia’s warranties. Buyer may, in his commercially reasonable discretion, reject any item that fails to meet his approval and such item will be transferred to Company at Closing. If the amount or type of unacceptable items is material or the information disclosed is materially unsatisfactory, Buyer may terminate this Agreement.

8.7  Financing and Other Arrangements. Buyer, on behalf of Company, shall be responsible for securing all new and used vehicle flooring, working capital lines of credit and other related financing arrangements, applicable insurance and other arrangements currently provided by Lithia Motors, Inc. or Lithia, that are necessary to operate the Company Business after the Closing Date.

8.8        Transfer of Assets. As contemplated by the Acquisition Agreement, Lithia shall have caused the formation of the Company and, effective on the Closing Date, the transfer of the Dealership Assets to Company.

8.9        Use of Lithia Name. After the Closing Date, the Company shall not use the “Lithia” name in association with the Company Business.

9.      CONDITIONS PRECEDENT TO OBLIGATION OF BUYER

The obligation of Buyer to effect the transactions contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions, each of which may be waived by Buyer:

9.1  Representations, Warranties and Agreements of Lithia. All representations and warranties of Lithia contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties were made on the Closing Date, except to the extent that such representations and warranties expressly relate to any earlier date, and Lithia shall have performed and complied with all the covenants and agreements and satisfied all the conditions required by this Agreement to be performed, complied with or satisfied by Lithia on or prior to the Closing Date. Lithia must have delivered to Buyer a certificate dated as of the Closing Date certifying that this condition has been fulfilled.

9.2  Transfer of Units. The transfer of Units will be duly reflected in the books and records of the Company and the Restated Operating Agreement.

9.3  Third Party Approvals. This Agreement and the transactions contemplated by this Agreement shall have received all required approvals and consents from all (i) lenders, (ii) lessors, (iii) manufacturers; and (iv) any other federal, state or local regulatory agencies.

9.4  Buyer’s Review. Based on such examinations and inquiries as Buyer shall have made or shall have caused to be made relating to the Company Business, shall be reasonably satisfactory to Buyer.

9.5  Approval of Documentation. The form and substance of all opinions, certificates, instruments and other documents delivered to Buyer in connection with this Agreement shall be satisfactory in all reasonable respects to Buyer and Buyer's counsel.

9.6  Additional Information. Lithia shall have furnished to Buyer and Buyer's counsel such additional information, certificates, and other documents as Buyer shall have reasonably requested.

9.7  Acquisition Balance Sheet. Lithia shall have delivered to Buyer the Acquisition Balance Sheet and the parties shall have agreed on the Adjusted Net Worth calculation and the resulting Purchase Price.

9.8  Approval of Buyer as the Dealer. Buyer shall have been approved as the dealer owner/principal of Company by the Manufacturer without restrictions, conditions or requirements not otherwise customarily imposed by Manufacturer in event of change in ownership.

9.9  Lease of Business Real Property. Buyer, on behalf of Company, shall have entered into an Assignment of Lease Agreement, in substantially the form attached as Exhibit B, wherein LRE shall have assigned to Company all right title and interest in and to the lease covering the Business Real Property.

9.10             Transfer of FF&E. The lease between Lithia and LFC shall have been terminated and Buyer provided with evidence of the transfer of the furniture, fixtures and equipment used in the Company Business and leased from LFC.

9.11             Support Services Agreement. Company and LMSS shall have entered into a services agreement in substantially the form attached as Exhibit C.

9.12             Financing and Other Arrangements. Buyer, on behalf of Company, shall have obtained all new and used vehicle flooring, working capital lines of credit and other related financing arrangements, applicable insurance and other arrangements necessary to allow Company to operate the Company Business without relying on arrangements or guarantees provided by or through Lithia Motors, Inc., or Lithia.

9.13             Restated Operating Agreement. Buyer and Lithia shall have entered into a Restated Operating Agreement in substantially the form attached as Exhibit A.

9.14             Other Transactions. In conjunction with this transaction, Buyer has entered into separate agreements substantially the same as this Agreement wherein Buyer is also acquiring from Lithia BNM, Inc. 80% of the outstanding membership interests of that certain limited liability company that will own and operate the Volkswagen dealership owned by Lithia BNM, Inc., and 80% of the outstanding membership interests of that certain limited liability company that will own and operate the BMW dealership owned by Lithia BNM, Inc. (collectively these two transactions are referred to the “Other Transactions”). The completion of the transaction contemplated by this Agreement is contingent upon the simultaneous completion of the transactions contemplated by the Other Agreements.

10.  CONDITIONS PRECEDENT TO OBLIGATION OF LITHIA

The obligation of Lithia to effect the transactions contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions, each of which may be waived by Lithia:

10.1             Representations, Warranties and Agreements of Buyer. All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties were made on the Closing Date, except to the extent that such representations and warranties expressly relate to an earlier date, and Buyer shall have performed and complied with all of the covenants and agreements and satisfied all the conditions required by this Agreement to be performed, complied with or satisfied by Buyer on or prior to the Closing Date. Buyer must have delivered to Lithia a certificate dated as of the Closing Date certifying that this condition has been fulfilled.

10.2             Delivery of Purchase Price. Buyer shall have delivered the Purchase Price as provided in Section 4.

10.3 Approval of Documentation. The form and substance of all certificates and other documents required to be delivered to Lithia in connection with this Agreement shall be satisfactory in all reasonable respects to Lithia.

10.4             Additional Information. Buyer shall have furnished to Lithia such additional information, certificates, and other documents as Lithia shall have reasonably requested.

10.5             Acquisition Balance Sheet. Lithia shall have received and approved the Acquisition Balance Sheet, the Adjusted Net Worth calculation and agreed on the resulting amount of the Purchase Price.

10.6             Lease of Business Real Property. Company and LRE shall have entered into an Assignment of Lease Agreement, in substantially the form attached as Exhibit B, wherein LRE shall have assigned to Company all right title and interest in and to the lease covering the Business Real Property.

10.7             Support Services Agreement. Company and LMSS shall have entered into a services agreement in substantially the form attached as Exhibit C.

10.8             Restated Operating Agreement. Buyer shall have executed and the Restated Operating Agreement in substantially the form attached as Exhibit A.

10.9             Financing and Other Arrangements. Buyer, on behalf of Company, shall have obtained all new and used vehicle flooring, working capital lines of credit and other related financing arrangements, applicable insurance and other arrangements necessary to allow Company to operate the Company Business without relying on arrangements or guarantees provided by and through Lithia Motors, Inc., or Lithia.

10.10             Other Transactions. The completion of the transaction contemplated by this Agreement is contingent upon the simultaneous completion of the transactions contemplated by the Other Agreements.

11.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

Except for claims relating to income tax and fraud, all representations and warranties made in this Agreement or in any certificate, exhibit, document, or instrument furnished in connection with this Agreement shall survive the Closing for a period of one (1) year. The exceptions noted in the previous sentence shall survive Closing for a period of time equal to the statute of limitation relative to each. Notwithstanding any investigation or examination conducted before or after the Closing or the decision of any party to complete the Closing, each party shall be entitled to rely upon the representations and warranties set forth in this Agreement.

12.  INDEMNIFICATION

12.1             General Indemnity. Lithia agrees to indemnify, defend and hold harmless the Company and Buyer and its respective successors and assigns (the “Buyer Indemnified Parties”) from and against any Claims. Claims, as used in this subsection include any claims, damages, liabilities, penalties, actions, suits, proceedings, demands, assessments, costs and expenses, including reasonable attorney fees, expenses of investigation and interest on any payment or expense, at the rate of six percent (6%) per annum, incurred by Buyer Indemnified Parties arising from or related to (i) any breach of any representation, warranty, covenant or agreement made by Lithia in this Agreement, (ii) any debts, liabilities, or obligations of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) of Lithia occurring or existing before Closing that are not reflected in and adequately provided for in the Acquisition Balance Sheet and otherwise assumed by Company, (iii) any condition, activity or event, caused in whole or in part, or engaged in, by Lithia and that existed or occurred prior to the Closing Date; and (iv) the infringement or claimed infringement on the rights or claimed rights of any person or entity under or in respect to any intellectual property. If any Claim is filed or brought against a Buyer Indemnified Party which is or may be subject to Lithia’s obligation to indemnify a Buyer Indemnified Party as set forth in this subparagraph, then a Buyer Indemnified Party shall promptly give Lithia written notice of that Claim and Lithia thereafter shall have the option to defend that Claim at Lithia’s expense using attorneys selected by Lithia.

12.2             Buyer Indemnity. Buyer agrees to indemnify, defend and hold harmless Lithia and its respective successors and assigns (the “Seller Indemnified Parties”) from and against any Claims. Claims, as used in this subsection, include any claims, damages, liabilities, penalties, actions, suits, proceedings, demands, assessments, costs and expenses, including reasonable attorney fees, expenses of investigation, and interest on any payment or expense at the rate of six percent (6%) per annum, incurred by Seller Indemnified Parties arising from or related to (i) any breach of any representation, warranty, covenant or agreement made by Buyer in this Agreement; (ii) any liabilities or obligations of Lithia assumed by Company; and (iii) any condition, activity or event, caused in whole or in part, or engaged in, by Company after the Closing Date. If any Claim is filed or brought against a Seller Indemnified Party which is or may be subject to Buyer’s obligation to indemnify a Seller Indemnified Party as set forth in this subparagraph, then a Seller Indemnified Party shall promptly give Buyer written notice of that Claim and Buyer thereafter shall have the option to defend that Claim at Buyer’s expense using attorneys selected by Buyer.

12.3             Other Indemnification Provisions. The foregoing indemnification provisions are in addition to, and not in derogation of, any other indemnification provisions in this Agreement, or any contractual, statutory, equitable or common law remedy any party may have for the breach of any representation, warranty or covenant.

13.  TERMINATION.

13.1             Mutual Consent. This Agreement may be terminated by the written consent of the parties.

13.2             By Buyer. Buyer may terminate this Agreement prior to Closing by giving written notice of termination to Lithia if: (i) Lithia has made a material misrepresentation or is in material breach of the representations and warranties contained in this Agreement; (ii) Lithia is in material default in observance of or in the due and timely performance of any of the agreements and covenants contained in the Agreement; or (iii) Lithia is in material breach of a condition of Closing that has not been previously waived by Buyer.

13.3             By the Lithia. Lithia may terminate this Agreement prior to Closing by giving written notice of termination to Buyer if: (i) Buyer has made a material misrepresentation or is in material breach of the representations and warranties contained in this Agreement; (ii) Buyer is in material default in observance of or in the due and timely performance of any of the agreements and covenants contained in the Agreement; or (iii) Buyer is in material breach of a condition of Closing that has not been previously waived by Lithia.

13.4             Failure to Close. Both parties agree to make a good faith effort to execute and deliver all documents and complete all actions necessary to consummate this transaction.

13.4.1    If Closing does not take place because there has been a failure of any condition precedent set forth herein without the fault or breach of either party, then all rights and obligations of both parties under this Agreement shall terminate and this Agreement shall thereafter be void and of no effect.

13.4.2    If Closing does not take place because of Buyer’s material breach of this Agreement, then Buyer agrees to reimburse Lithia for all accounting and legal fees incurred by Lithia related to completion of the transactions contemplated by the Agreement through the date of discovery of such breach. Additionally, Lithia shall be entitled to any and all rights and remedies for Buyer’s breach that are specified in this Agreement or that may be provided by law or in equity, including specific performance.

13.4.3    If Closing does not take place because of Lithia’s material breach of this Agreement, then Buyer then Lithia agrees to reimburse Buyer for all accounting and legal fees incurred by Buyer related to completion of the transactions contemplated by the Agreement through the date of discovery of such breach and Buyer shall be entitled to seek any remedy which may be provided by law or in equity, including specific performance.

13.5             Disclosure of Breach. A breach may not be declared if the action or inaction of a party is capable of cure and the party intending to declare the breach has not given the other party at least 15 days prior written notice within which such impending breach may be cured.

14.  DISPUTE RESOLUTION.

In the event a dispute arises pursuant to this Agreement, the parties agree to resolve all disputes by the following alternate dispute resolution process. The parties confirm that by agreeing to this alternate dispute resolution process, they intend to give up their right to have any dispute decided in court by a judge or jury.

14.1             Binding Arbitration. Any and all disputes, claims, or controversies between the parties (“parties” specifically including, but not being limited to, any assignee of a party) arising out of or relating to this Agreement that are not resolved by their mutual agreement shall be submitted to final and binding arbitration before JAMS, or its successor, at JAMS’ office in Medford, Oregon (or, if none, at JAMS’ office in the United States which is closest to Medford, Oregon), pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1, et seq. The dispute shall be submitted to one Arbitrator, who shall have sole authority to determine procedural questions, such as arbitrability, standing, and real party in interest, as well as the merits of the claim.

14.2             Procedures. Any party may commence the arbitration process by filing a written demand for arbitration with JAMS at the designated office and concurrently sending a copy to the other party or parties. The arbitration will be conducted in accordance with the provisions of JAMS’ Comprehensive Arbitration Rules and Procedures as in effect when the demand is filed. The parties to the dispute, claim, or controversy will cooperate with JAMS and each other in selecting an arbitrator from JAMS’ panel of neutrals and in scheduling the arbitration proceedings. The costs and fees of JAMS and of the arbitrator shall be borne equally by the parties to the dispute, claim, or controversy. The provisions of this paragraph are specifically enforceable by any court with subject matter jurisdiction sitting in Jackson County, Oregon. The prevailing party or parties shall be entitled to an award of its reasonable attorney fees and costs through every stage of the proceeding and in obtaining and enforcing any judgment. The arbitrator shall have sole discretion to determine which is the prevailing party or parties and the amount of reasonable attorney fees and costs.

15.  GENERAL PROVISIONS

15.1             Entire Agreement. This Agreement contains and constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes all prior agreements and understandings between the parties relating to the subject matter of this Agreement. There are no agreements, understandings, restrictions, warranties representations between the parties relating to the subject matter hereof other than those set forth in this Agreement.

15.2             Schedules and Exhibits. The Schedules and Exhibits attached to or referenced in the Agreement are made a part of this Agreement by this reference.

15.3             Third Party Consents. Lithia, the Company and Buyer mutually agree to cooperate and use reasonable, good faith efforts to prepare all documentation, to effect all filings and to obtain all permits, consents, approvals, and authorizations of all third parties and governmental bodies as may be necessary to consummate the transactions contemplated by this Agreement.

15.4             Further Actions. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

15.5             Publicity. The parties hereto agree that no public release or announcement concerning the terms of the transactions contemplated by this Agreement shall be issued by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law.

15.6             Amendment. This Agreement may not be amended, modified, or terminated except by an instrument in writing signed by all parties to this Agreement.

15.7             Construction. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter gender thereof or to the plurals of each, as the identity of the person or persons or the context may require. The descriptive headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision contained in this Agreement.

15.8             Invalidity. If any provision contained in this Agreement shall for any reason be held to be invalid, illegal, void or unenforceable in any respect, such provision shall be deemed modified so as to constitute a provision conforming as nearly as possible to such invalid, illegal, void or unenforceable provision while still remaining valid and enforceable; and the remaining terms or provisions contained herein shall not be affected thereby.

15.9             Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, each of the parties to this Agreement shall be responsible for its own costs and expenses incurred in connection with the preparation and negotiation of this Agreement and the transactions-contemplated hereby.

15.10         Binding Effect and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Buyer may assign its rights under this Agreement to a related entity, and Buyer and its assignee shall be fully obligated, responsible and liable for the performance of Buyer's obligations hereunder regardless of any such assignment. The Company and the Lithia may not assign any of their rights or delegate any of their obligations hereunder. Any assignment in violation hereof shall be void.

15.11         Attorneys' Fees. In the event any party instigates litigation or any proceeding to enforce or protect its rights under this Agreement, the party substantially prevailing in any such litigation or proceeding shall be entitled, in addition to all other relief, to reasonable attorney’s fees, out-of-pocket costs and disbursements relating to such litigation or proceeding.

15.12         Notices. All notices and other communications hereunder shall be (i) in writing, dated with the current date of such notice, and signed by the party giving such notice, and (ii) mailed, postpaid, registered or certified, return receipt requested, addressed to the party to be notified, or delivered by personal delivery, by overnight courier or facsimile. Notice shall be deemed given when received by the party to be notified or when the party to be notified refuses to accept delivery of the notice. The initial addresses of the parties shall be as follows:

If to Lithia:

Lithia Motors, Inc.

360 E. Jackson

Medford, Oregon 97501

Attn: Bryan B. DeBoer

With a copy to:

Edward Impert, Esq.

c/o Lithia Motors, Inc.

360 E. Jackson

Medford, Oregon 97501

If to Buyer or Company:

M. L. Dick Heimann

[address]

With a copy to:

The parties hereto shall have the right from time to time to change their respective addresses by written notice to the other parties.

15.13         Definition of Knowledge. As used in this Agreement, Lithia’s’ “knowledge” shall include the actual knowledge of the executive officers and directors of Lithia.

15.14         Time Is of the Essence. Time shall be of the essence with respect to this Agreement and the consummation of the transactions contemplated hereby.

15.15         Remedies. Except as specifically set forth in this Agreement, none of the remedies provided for in this Agreement shall be the exclusive remedy of either party for a breach of this Agreement. The parties hereto shall have the right to seek any other remedy at law or in equity in lieu of or in addition to any remedies provided for in this Agreement.

15.16         Survival of Obligations. To the extent necessary to carry out the terms and provisions of this Agreement, the obligations and rights arising from or related to this Agreement shall survive the Closing and shall not be merged into the various documents executed and delivered at the time of the Closing.

15.17         Waiver. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

15.18         No Strict Construction. The parties and their counsel have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

15.19         Governing Law. This Agreement shall be construed, enforced, and governed in accordance with the laws of the State of Oregon.

15.20         Venue. The obligations of the parties to this Agreement are performable, and venue for any legal action arising out of this Agreement shall lie in Jackson County, Oregon.

15.21         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed with a signature transmitted by facsimile or by e-mail in PDF or similar format, and no party shall deny the validity of a signature or this Agreement signed and transmitted by electronically or by facsimile on the basis that a signed document is represented by a copy or facsimile and not an original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LITHIA MOTORS, INC.

By:
Bryan B. DeBoer, President

LITHIA HPI, INC.

By:
Chris Holzshu, Asst. Secretary

BUYER:

M. L. Dick Heimann

The undersigned join in the execution of this Agreement for the purpose of acknowledging their respective obligations set forth in the Agreement to transfer certain assets owned by each to Buyer as provided in, and contemplated by, this Agreement.

Lithia Real Estate, Inc.

Bryan B. DeBoer, Vice President

Lithia Motors Support Services, Inc.

Chris Holzshu, Secretary

Lithia Motors, Inc

Bryan B. DeBoer, President